                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning, William J. Kullback and Linda U. Feuss, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $69,398,907 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----



------------------------------    Director                May 14, 2001
William B. Leary


------------------------------    Director                May 14, 2001
Robert R. Murphy


------------------------------    Director                May 14, 2001
Steve V. Petracca


------------------------------    Director                May 14, 2001
Karl D. Shurson


------------------------------    Director                May 14, 2001
Robert D. Ahmann

/s/ Thomas A. Burton
------------------------------    Director                May 14, 2001
Thomas A. Burton


------------------------------    Director                May 14, 2001
Hargopal (Paul) Singh


------------------------------    Director                May 14, 2001
Gregory S. Lea


------------------------------    Director                May 14, 2001
Bruce M. Jaffe

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning, William J. Kullback and Linda U. Feuss, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $69,398,907 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----



------------------------------    Director                May 14, 2001
William B. Leary


------------------------------    Director                May 14, 2001
Robert R. Murphy

/s/ Steve V. Petracca
------------------------------    Director                May 14, 2001
Steve V. Petracca


------------------------------    Director                May 14, 2001
Karl D. Shurson


------------------------------    Director                May 14, 2001
Robert D. Ahmann


------------------------------    Director                May 14, 2001
Thomas A. Burton


------------------------------    Director                May 14, 2001
Hargopal (Paul) Singh


------------------------------    Director                May 14, 2001
Gregory S. Lea


------------------------------    Director                May 14, 2001
Bruce M. Jaffe

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning, William J. Kullback and Linda U. Feuss, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $69,398,907 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----



------------------------------    Director                May 14, 2001
William B. Leary


------------------------------    Director                May 14, 2001
Robert R. Murphy


------------------------------    Director                May 14, 2001
Steve V. Petracca


------------------------------    Director                May 14, 2001
Karl D. Shurson


------------------------------    Director                May 14, 2001
Robert D. Ahmann


------------------------------    Director                May 14, 2001
Thomas A. Burton

/s/ Hargopal Singh
------------------------------    Director                May 14, 2001
Hargopal (Paul) Singh


------------------------------    Director                May 14, 2001
Gregory S. Lea


------------------------------    Director                May 14, 2001
Bruce M. Jaffe

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning, William J. Kullback and Linda U. Feuss, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $69,398,907 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----



------------------------------    Director                May 14, 2001
William B. Leary


------------------------------    Director                May 14, 2001
Robert R. Murphy


------------------------------    Director                May 14, 2001
Steve V. Petracca


------------------------------    Director                May 14, 2001
Karl D. Shurson


------------------------------    Director                May 14, 2001
Robert D. Ahmann


------------------------------    Director                May 14, 2001
Thomas A. Burton


------------------------------    Director                May 14, 2001
Hargopal (Paul) Singh


------------------------------    Director                May 14, 2001
Gregory S. Lea

/s/ Bruce M. Jaffe
------------------------------    Director                May 14, 2001
Bruce M. Jaffe